Investor Presentation Sidoti Conference September 23, 2026

Disclaimer Ampco-Pittsburgh Investor Presentation  Forward-Looking Statements – The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a safe harbor for forward-looking statements made by us or on behalf of Ampco-Pittsburgh Corporation and its subsidiaries (collectively, “we,” “us,” “our,” or the “Corporation”). This presentation may include, but are not limited to, statements about operating performance, trends and events we expect or anticipate will occur in the future, statements about sales and production levels, timing of orders for our products, restructurings, the impact from pandemics and geopolitical conflicts, profitability and anticipated expenses, inflation, the global supply chain, the continued impact of tariffs, global trade conditions, the number and size of asbestos-related claims and sufficiency of asbestos-related insurance coverage, our ability to convert backlog to revenues in a timely manner, and cash outflows. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Act and words such as “may,” “will,” “intend,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “target,” “goal,” “forecast,” and other terms of similar meaning that indicate future events and trends are also generally intended to identify forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made, are not guarantees of future performance or expectations, and involve risks and uncertainties. For us, these risks and uncertainties include, but are not limited to: inability to maintain adequate liquidity to meet our operating cash flow requirements, debt service costs, net asbestos payments, and other financial obligations; cyclical demand for our products, economic downturns and insufficient demand for our products; excess global capacity in the steel industry; inability to successfully restructure our operations, complete internal reorganizations, scale our operations, and/or invest in operations that will yield optimal long-term value to our shareholders; inability to obtain necessary capital or financing on satisfactory terms to acquire capital expenditures that may be necessary to support our growth strategy; liability of our subsidiaries for claims alleging personal injury from exposure to asbestos-containing components historically used in certain products of our subsidiaries; limitations in availability of capital to fund our strategic plans or at acceptable interest rates; fluctuations in the value of the U.S. dollar and the functional (local) currency of our subsidiaries relative to other currencies; changes in the global economic environment, inflation, the ongoing impact of tariffs, elevated interest rates, recessions or prolonged periods of slow economic growth, global instability, consequences of pandemics, and actual and threatened geopolitical conflict; increases in commodity prices or insufficient hedging against increases in commodity prices, reductions in electricity and natural gas supply, or shortages of key production materials for us or our customers; inability to maintain compliance with the covenants, representations, or warranties of our various debt agreements; inoperability of certain equipment on which we rely; work stoppage or another industrial action on the part of any of our unions; changes in the existing regulatory environment; inability to satisfy the continued listing requirements of the New York Stock Exchange; failure to maintain an effective system of internal control; potential attacks on information technology infrastructure and other cyber-based business disruptions; and those discussed more fully elsewhere in Item 1A, Risk Factors, in Part I of the Corporation’s latest Annual Report on Form 10-K and Part II of the latest Quarterly Report on Form 10-Q.   Additionally, as it relates to the insolvency proceedings of Union Electric Steel UK Limited (“UES-UK”), any forward-looking statements are subject to risks and uncertainties related to such proceedings, including but not limited to: the actions of the certain insolvency practitioners of FRP Advisory Trading Limited as administrators of UES-UK and the High Court of Justice, Business and Property Courts at Leeds; the interpretation and application of U.K. insolvency law; potential claims by creditors or other stakeholders; the ability to recover assets; the rights of purported secured creditors to satisfy their claims and reduce the Corporation’s obligations to them; and the broader impact on the Corporation’s condensed consolidated financial condition, results of operations, and strategic plans.  The Corporation cannot guarantee any future results, levels of activity, performance or achievements. In addition, there may be events in the future that we are not able to predict accurately or control which may cause actual results to differ materially from expectations expressed or implied by forward-looking statements. Except as required by applicable law, we assume no obligation, and disclaim any obligation, to update forward-looking statements whether as a result of new information, events or otherwise.

Disclaimer, cont’d Ampco-Pittsburgh Investor Presentation Industry Information - Unless otherwise indicated, information contained in this presentation concerning the Corporation’s industry, competitive position and the markets in which it operates is based on information from independent and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Corporation’s internal research, and are based on assumptions made by the Corporation upon reviewing such data, and the Corporation’s experience in, and knowledge of, such industry and markets, which the Corporation believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Corporation operates, and the Corporation’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Corporation. Trademarks - This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information – This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Disclaimer, cont’d Ampco-Pittsburgh Investor Presentation Non-GAAP Financial Measures – The Corporation presents non-GAAP adjusted EBITDA, non-GAAP net debt, non-GAAP net debt to adjusted EBITDA ratio and non-GAAP organic revenue. Non-GAAP adjusted EBITDA is calculated as net income (loss) excluding interest expense, other expense (income) - net, income tax provision, depreciation and amortization, and stock-based compensation along with significant charges or credits that are one-time charges or credits, unrelated to the Corporation’s ongoing results of operations, or beyond its control. Non-GAAP net debt is calculated as total debt less cash and cash equivalents. Non-GAAP net debt to adjusted EBITDA ratio is non-GAAP net debt divided by non-GAAP adjusted EBITDA. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP” The Corporation has presented non-GAAP adjusted EBITDA because it is a key measure used by the Corporation's management and Board of Directors to understand and evaluate the operating performance of the Corporation and its segments. While this non-GAAP measure may not be directly comparable to similarly titled measures presented by other companies, the Corporation's management and Board of Directors believes this non-GAAP measure enhances comparability to companies in its stated industry peer group. The Corporation has presented non-GAAP net debt, non-GAAP net debt to adjusted EBITDA ratio and non-GAAP organic revenue because the Corporation’s management believes these metrics are common investor metrics which enhance comparability to companies in its stated industry peer group. The Corporation believes these non-GAAP financial measures help identify underlying trends in its business that otherwise could be masked by the effect of the items it excludes from adjusted EBITDA. The Corporation also believes these non-GAAP financial measure provides useful information to management, shareholders and investors, and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects and allowing for greater transparency with respect to key financial metrics used by the Corporation’s management in its financial and operational decision-making. In particular, the Corporation believes the exclusion of the foreign energy credit received, the change in employee benefit policy, refund of excess COVID-19 subsidies, receipt of employee-retention credits, deconsolidation charges, severance and other exit costs, and asbestos-related charges (benefits) can provide a useful measure for period-to-period comparisons of the Corporation’s core business performance. Non-GAAP adjusted EBITDA, non-GAAP net debt, non-GAAP net debt to adjusted EBITDA ratio and non-GAAP organic revenue are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are limitations related to the use of non-GAAP adjusted EBITDA, non-GAAP net debt and non-GAAP net debt to adjusted EBITDA ratio, rather than net income (loss), total debt or total debt to net income (loss) ratio which are the nearest GAAP equivalents. Among other things, there can be no assurance that additional expenses (benefits) similar to the foreign energy credit received, the change in employee benefit policy, refund of excess COVID-19 subsidies, receipt of employee-retention credits, deconsolidation charges, severance and other exit costs, and asbestos-related charges (benefits) will not occur in future periods. Reconciliations of these historical non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. However, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from organic revenue and adjusted EBITDA, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Snapshot ~67% Forged and Cast Engineered Products ~33% Air and Liquid Processing #1 North America & Top Tier in Europe for forged and cast rolls [3] #1 North American producer of heat exchangers for Nuclear Power Generation [3] A Leading producer of pumps for U.S. Navy Combat Ships [3] Ampco-Pittsburgh Investor Presentation [1] As of June 30, 2026 [2] Common shares outstanding 20.6M; Share price $8.65 as of September 18, 2026 [3] Corporation Estimates as of 1/1/2026 [4] See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Ampco-Pittsburgh (NYSE: AP) 2025 Revenue Mix 6.7% 2025 Adjusted EBITDA Margin[4] ~$385M Backlog[1] ~$178M Market Cap[2] Market Leading Positions Across Critical Products in Durable End Markets $434M 2025A Revenue

Ampco-Pittsburgh Investment Thesis September 2026 Ampco-Pittsburgh Investor Presentation Improving Forged & Cast Fundamentals Industry recovery and protective market dynamics support earnings improvement Differentiated Air & Liquid Processing Platform Mission-critical products serving durable and highly specialized end markets Balance Sheet & Cash Flow Improvement Improving operating performance enhances financial flexibility over time Valuation & Strategic Optionality Business profiles and improving fundamentals support long-term value creation

Strategic Roadmap Ampco-Pittsburgh Investor Presentation Portfolio Optimization Completed exit of underperforming UK cast roll facility Divested non-core AUP steel distribution business Improved portfolio focus and operating discipline Performance Improvement & Balance Sheet Strengthening Targeting $7-8M of annual EBITDA improvement from portfolio actions Continued execution of Air & Liquid growth initiatives Strengthening balance sheet and enhancing financial flexibility Profitable Growth & Value Creation Increase asset utilization and operating efficiency Capitalize on favorable North American and European market dynamics Position platform for sustainable earnings and margin expansion 2025 2026-2028 Future State

Forged and Cast Engineered Products Segment Ampco-Pittsburgh Investor Presentation

Forged and Cast Engineered Products Segment Market Share Leader in Forged and Cast Rolls Ampco-Pittsburgh Investor Presentation Segment Overview Business Overview & Industry Dynamics Key Customers #1 Market Share in North America & Top Tier in Europe[1] Used in automotive tooling, plastic injection molding, infrastructure, general industrial, and oil & gas. ~6% of segment sales ~94% of segment sales $293M 2025 Net segment sales Forged & Cast Mill Rolls Forged Engineered Products (FEP) #1 Forged and cast mill roll provider in North America and Top Tier in Europe [1] Mission-critical products serving leading global steel producers and durable industrial end markets Long-standing customer relationships supported by technical expertise and replacement-driven demand Positioned to benefit from improving North American and European market dynamics and trade protection measures Focused on asset utilization, operational efficiency and market share leadership to support earnings improvement [1] Corporation Estimates [1] Corporation Estimates as of 1/1/2026

Forged and Cast Engineered Products

Positioned for Recovery as Market Conditions Normalize and Fundamentals Improve

Union Electric Steel
Forged and Cast Engineered Products ™

1. Temporary volume and mix dislocation from tariff-driven pauses
2. Orders and backlog improving as tariff framework stabilizes
3. Roll industry tightening due to supply rationalization & pricing recovery
4. Portfolio actions anticipated to drive ~$7–8M EBITDA uplift
5. Utilization, mix and pricing recovery support margin expansion

Historical Revenue Performance ($M)

5-YR CAGR +3%

Recovery expected as market conditions normalize



$260.2
$299.5
$303.8
$286.6
$292.6
2021
2022
2023
2024
2025

Tariff-related customer order pauses and impacted volume

Portfolio Optimization

- Exited U.K. cast roll facility in 2025
- Expected EBITDA benefit of ~$7-8M

Improving order activity coupled with portfolio optimization actions, expected to position the business for earnings growth

Ampco-Pittsburgh Investor Presentation 10

End Markets Positioned for Long-Term Growth (Projected 2025-2030 CAGR) * Sources listed in appendix Ampco-Pittsburgh Investor Presentation NA Construction Spend NA Light-Vehicle Prod. NA Can-Sheet Demand EU Can-Sheet Demand EU Light-Vehicle Prod. EU Construction Output +1.1% +2.4% +1.3% +3.3% +2.0% +0.6% North American Market European Market Construction U.S. activity remains positive European real output recovers Automotive Modest volume growth; tariffs, Affordability and mix shape demand Can-Sheet Packaging substitution supports growth;

Tariff Tailwind Ampco-Pittsburgh Investor Presentation Tariffs benefitting the overall business, reducing imports, driving increased steel mill utilization in our largest markets Overall flat rolled imports decreased over ~40% since introduction of increased Section 232 tariffs USA market conditions improving, Nucor, Cliffs & SDI are bullish about U.S. steel demand for balance of 2026 and through 2027  Investments continue at Nucor, Steel Dynamics, Novelis and USS-Nippon Mexico, Canada, and Europe implementing their own industry protections Europe implemented new strict protections July 1st

Air and Liquid Processing Segment Ampco-Pittsburgh Investor Presentation

Ampco-Pittsburgh Investor Presentation Segment Overview Air & Liquid Processing Revenue Market Leading Positions $141M 2025 Net segment sales Principal Supplier Pharmaceutical and Health Care critical air handling applications A Leading Supplier Pumps for U.S. Navy combat ships [1] #1 Heat exchangers market share for N.A. Nuclear Power Generation [1] Heat exchangers Used in nuclear power, industrial process and HVAC Large custom air handling systems Used in commercial, institutional and industrial buildings Centrifugal pumps Used in marine defense, power generation, and commercial refrigeration Air and Liquid Processing Segment Leading Player in Niche Markets [1] Corporation Estimate as of 1/1/2026]

Air and Liquid Processing Segment Record Revenue in Each of the Last Two Years Ampco-Pittsburgh Investor Presentation Launched new growth plans in 2022 ~67% revenue growth between 2021 and 2025 Growth expected to continue at an average of ~10-12% per year 2026 to 2029 Strong positions in strategic markets Significant barriers to entry in multiple markets Historical Revenue Performance ($M) 1 2 3 4 5 5-YR CAGR +14%

Aerofin Heat Exchangers Ampco-Pittsburgh Investor Presentation Business Overview & Industry Dynamics Nuclear Market Key Drivers A leading supplier of nuclear heat exchangers with high technical barriers Engineered, mission-critical components specified early in project cycles Custom heat transfer solutions across nuclear, industrial, and HVAC markets Global nuclear investment driving sustained demand for heat exchangers Limited qualified suppliers support pricing power and margin strength #1 Supplier of Heat Exchangers to North American Nuclear Power Generation Market [1] 2025 Orders & Shipments for the Nuclear Market were the highest in Ampco history Nuclear market positioned for significant long-term growth with nuclear power emerging as the favorable option [1] Corporation Estimates as of 1/1/2026

Ampco-Pittsburgh Investor Presentation Business Overview & Industry Dynamics Key Drivers Custom air handling systems for pharma, healthcare and industrial applications Engineered-to-order products specified at project level with limited standardization Regional manufacturing footprint supports delivery and geographic expansion Pharma and industrial investment driving demand for custom HVAC systems Higher-spec, energy-efficient systems increasing engineering content and value Fragmented market supports share gains through capacity and execution Increased manufacturing space and efficiencies leading to increased capacity Strong relationships with large pharmaceutical companies Large installed base leading to replacement order activity Consistent Revenue Growth Buffalo Air Handling Air Handling Systems

Buffalo Pumps
Centrifugal Pumps

Buffalopumps

Business Overview & Strategic Priorities

- Mission-critical pumps for U.S. Navy, power generation and industrial markets
- High barriers to entry driven by qualification requirements and technical expertise
- Installed base supports growing aftermarket and recurring revenue mix
- U.S. Navy fleet expansion and modernization driving long-cycle demand
- Power generation demand accelerating with data center-driven electricity growth
- Aftermarket demand increasing with aging installed base and fleet utilization

Buffalo Pumps' End Market Exposure


48%
52%
Commercial Pumps
Navy Pumps

Key Drivers

Approved for **~$9M in funding from the US Navy to modernize and expand capacity of pump manufacturing** facility in Buffalo

Navy ship inventories projected to significantly increase from ~300 to ~400 ships

Data Center demand driving increased commercial bookings in power generation market

Ampco-Pittsburgh Investor Presentation 18

Air and Liquid Processing Segment Key Customers Ampco-Pittsburgh Investor Presentation Aerofin Buffalo Air Handling Buffalo Pumps Energy & Industrial Infrastructure Defense / A&D Energy & Industrial Infrastructure Defense, Aerospace & Government Healthcare, Pharma & Life Sciences

Company Commentary Sales Growth Targets (3 yr. CAGR) Nuclear market entering long term growth phase Business development opportunities: U.S. military, small modular reactor nuclear plants, other equipment +10-12% / yr. Implementing new manufacturing methods to increase capacity Business development opportunities: geographic expansion of current markets, nuclear market +8-10% / yr. New equipment providing additional manufacturing capacity Business development opportunities: U.S. Navy long term growth, aftermarket parts and service, non-U.S. markets +12-14% / yr. Ampco-Pittsburgh Investor Presentation Growth strategy model has proven successful over the past three years Average 10-12% organic revenue growth expected over the next three years Air and Liquid Processing Segment Growth Strategy

Financials Ampco-Pittsburgh Investor Presentation

Ampco-Pittsburgh Investor Presentation Path to Double-Digit Adj. EBITDA Margin Disciplined actions & profitable growth driving margin expansion $29.2M[1] 2025 Adj. EBITDA 6.7% Margin[1] Portfolio Optimization Profitable Growth Future State Target Simply portfolio, exit lower-return businesses, and improve asset utilization Volume and demand recovery, product mix improvement and operating leverage Double-digit Margin Target 10%+ Margin Margin Expansion Drivers Executing today to deliver sustainable, double-digit Adjusted EBITDA margins in the future [1] See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures

Net Debt and Leverage Ampco-Pittsburgh Investor Presentation Key Drivers of Leverage Reduction Leverage Trend ~3.0x Net Debt / EBITDA[1] Capex Normalization Recent capex elevated due to significant FCEP forged plant modernization EBITDA Growth Forecasted EBITDA growth expected to reduce debt and interest Pension Plan De-Risking US pension PBO approaching fully funded status Actuarial Trend Improvement Asbestos long term actual trends expected to improve Debt Reduction Free cash flow generation and operational improvements drive debt paydown [1] See appendix for reconciliation of non-GAAP financial measures to most directly comparable GAAP measures

Ampco-Pittsburgh Investment Thesis Ampco-Pittsburgh Investor Presentation Improving Forged & Cast Fundamentals Industry recovery and protective market dynamics support earnings improvement Differentiated Air & Liquid Processing Platform Mission-critical products serving durable and highly specialized end markets Balance Sheet & Cash Flow Improvement Improving operating performance enhances financial flexibility over time Valuation & Strategic Optionality Business profiles and improving fundamentals support long-term value creation

Appendix Ampco-Pittsburgh Investor Presentation

Non-GAAP Reconciliation Schedules Ampco-Pittsburgh Investor Presentation [1] As of and for the six months ended June 30, 2026 [2] Excluded as annualized figures not estimated and therefore not comparable to annual periods. Net Debt and Net Debt to Adjusted EBITDA ratio

Non-GAAP Reconciliation Footnotes Ampco-Pittsburgh Investor Presentation [1] Represents reimbursement of past energy costs at one of the Corporation’s foreign operations by its local government. [2] Represents an accounting benefit resulting from the change in the method by which certain employees earn certain benefits. [3] Represents excess COVID-19 subsidies received in 2020 returned in 2022. [4] Represents employee-retention credits, which are refundable employer payroll taxes for certain eligible businesses affected by the COVID-19 pandemic received from the Internal Revenue Service in 2025. [5] Represents a deconsolidation charge and subsequent changes in estimate to the estimated recovery, following the structured insolvency of UES-UK. 2025 also includes charges for severance and other exit costs associated with exiting UES-UK and closing a non-core steel distribution facility. [6] For 2022-2025 asbestos-related charges (benefits) represent changes in the estimated settlement cost of pending and future asbestos claims, net of additional insurance recoveries and cumulative reductions in the estimated defense-to-indemnity cost ratio.

Key End Markets & Growth Rates Looking Forward Sources Ampco-Pittsburgh Investor Presentation Sources AIA, July 2026 Consensus Construction Forecast, July 20, 2026: https://www.aia.org/resource-center/july-2026-consensus-construction-forecast EUROCONSTRUCT, 101st Conference press release, June 5, 2026: https://www.euroconstruct.org/news/press-release-101st-euroconstruct-conference/ Mobility Global, Global Light Vehicle Production Summary, June 2026, p.1; compiled July 1, 2026. Public sample linked from the forecaster's product page: https://www.mobilityglobal.com/content/dam/mobility-global/default/light-vehicle-production-forecast/global-production-summary-lvp.pdf UACJ, FY2026 first-quarter results presentation, August 6, 2026, pp.15 and 26. Regional chart research as of December 2025: https://www.irwebcasting.com/20260806/5/acec6f1bbe/media/PresentationEN01.pdf Automotive recency cross-checks: https://www.mobilityglobal.com/en-us/automotive-insights/blog/2026-light-vehicle-production-forecast https://www.autosinnovate.org/posts/papers-reports/Reading%20the%20Meter%209-4-2026.pdf